PREPAID EXPENSES AND OTHER ASSETS	12 Months Ended
Dec. 31, 2016
OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME [Abstract]
OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME

15.	PREPAID EXPENSES AND OTHER ASSETS

(in thousands of $)	2016	2015
Prepaid expenses	2,982	3,580
Other receivables	4,348	17,697
Corporation tax receivable	—	3,476
	7,330	24,753

Included in the December 31, 2015, balance of other receivables is a short-term loan receivable balance plus accrued interest of $6.4 million, provided to one of our partners in the Douglas Channel project. In March, 2016 we reassessed the recoverability of the loan previously granted by Golar and its related accrued interest receivables from the DCLAP and concluded that DCLAP would not have the means to satisfy its obligations under the loan. Accordingly, in 2016, we recognized an impairment charge of $7.6 million. See note 10.